                                                            Rule 497 (e)
                                                            Reg. No. 33-6418
                                                            File No. 811-4946

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 2000

                           THOMPSON PLUMB FUNDS, INC.

                           1200 JOHN Q. HAMMONS DRIVE
                            MADISON, WISCONSIN 53717
                            TELEPHONE: (608) 831-1300
                                       (800) 999-0887


         This Statement of Additional Information ("SAI") contains detailed information about the Thompson Plumb Growth Fund (the "Growth Fund"), Thompson Plumb Balanced Fund (the "Balanced Fund") and Thompson Plumb Bond Fund (the "Bond Fund"). This SAI is not a prospectus and should be read in conjunction with the Thompson Plumb Funds, Inc. Prospectus (the "Prospectus") dated April 1, 2000. The Prospectus may be obtained by contacting Thompson Plumb Funds, Inc. at the address or one of the telephone numbers listed above.

                                TABLE OF CONTENTS

                                                                           PAGE

FUND HISTORY..................................................................2
DESCRIPTION OF CERTAIN INVESTMENTS AND RISKS..................................2
INVESTMENT RESTRICTIONS.......................................................6
DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS...................9
MANAGEMENT...................................................................10
ADVISORY, ADMINISTRATIVE AND OTHER SERVICES..................................13
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................16
PERFORMANCE DATA.............................................................18
TAXES    ....................................................................21
CAPITAL STOCK AND OTHER SECURITIES...........................................23
FINANCIAL STATEMENTS.........................................................26

                                  FUND HISTORY

         Thompson Plumb Funds, Inc. (the "Investment Company") is a Wisconsin corporation incorporated in 1986 and registered an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Growth Fund, Bond Fund and Balanced Fund are separate series of the Investment Company. The Growth Fund and Bond Fund each commenced operations on February 10, 1992. The Balanced Fund commenced operations on March 16, 1987. Prior to April 3, 1995, the Investment Company was known as Thompson, Unger & Plumb Funds, Inc.


                  DESCRIPTION OF CERTAIN INVESTMENTS AND RISKS

LENDING PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies, however, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In the event any Fund engages in this activity, Thompson, Plumb & Associates, Inc. (the "Advisor") will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

REPURCHASE AGREEMENTS

         Each Fund may from time to time enter into repurchase agreements, although, absent unforeseen market and economic conditions, no Fund has any present intention to do so. Repurchase agreements involve the sale of securities to a Fund with the concurrent agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time, usually less than one


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week, but on occasion for a longer period. The Funds may enter into repurchase agreements with broker-dealers who are recognized by the Federal Reserve Bank of New York as primary dealers in U.S. Government securities and with banks. When a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. If the seller of the repurchase agreement enters a bankruptcy or insolvency proceeding, or if the seller fails to repurchase the underlying security as agreed, a Fund could experience losses that include (a) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Fund in connection with enforcing those rights, and (d) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor intends to cause the Funds to invest in repurchase agreements only when the Advisor determines that the Funds should invest in short-term money market instruments and the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds, circumstances that the Advisor does not anticipate will occur in the near future. The Advisor does not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

WHEN-ISSUED TRANSACTIONS

         A Fund may purchase or sell portfolio securities in when-issued transactions, although, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Fund remains substantially fully invested at the same time that it has entered into such transactions, which all of the Funds would normally expect to do, there will be greater fluctuations in the market value of the Fund's assets than if the Fund set aside cash to satisfy the purchase commitment. However, each Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be ear-marked specifically for the settlement of such commitments. Each Fund will only make commitments to purchase portfolio securities on a


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when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Funds reserve the right to sell the securities before the settlement date if it is deemed advisable. None of the Funds currently intends to purchase securities in when-issued transactions if, after such purchase, more than 5% of the Fund's net assets would consist of when-issued securities.

ILLIQUID SECURITIES

         No Fund will invest more than 10% of the value of its net assets in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement in more than seven days after notice. For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities. See "Variable Rate Demand Notes" below.

VARIABLE RATE DEMAND NOTES

         The Funds may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time. The investment policy of each Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor's or Moody's Investors Service, Inc.

MORTGAGE-BACKED SECURITIES

         The Balanced and Bond Funds may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. These pools are combined for sale to investors (such as the Balanced and Bond Funds) by various governmental and government-related entities, as well as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other private issuers. Mortgage-related securities generally provide for a "pass-through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities.

         The Government National Mortgage Association ("GNMA") is the principal government guarantor of mortgage-related securities. GNMA is authorized to guaranty, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA securities are described as "modified pass-through" in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless


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of whether the mortgagor actually makes the payment. Other government related guarantors of these securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the U.S. Government. With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that private insurers or guarantors can meet their obligations under such policies.

         Certain mortgage-backed securities purchased by the Balanced and Bond Funds provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security. The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates which may be higher or lower then the rate on the original security. In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.

         During periods of declining interest rates, prepayment of mortgages from underlying mortgage-backed securities can be expected to accelerate. Accordingly, the Balanced and Bond Fund's ability to maintain positions in high-yielding mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields will depend on prevailing interest rates at that time. Neither the Balanced Fund nor the Bond Fund currently intends to purchase mortgage-backed securities if, after such purchase, more than 5% of the respective Fund's net assets would consist of mortgage-backed securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         An investment by a Fund in another investment company may cause the Fund to increase payments of administration and distribution expenses. Such investments are limited by investment restriction (7). See "Investment Restrictions" in this Statement of Additional Information.



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



PORTFOLIO TURNOVER

         The portfolio turnover rates for the fiscal years ended November 30, 1998 and 1999 were as follows:


                                                   1998        1999
                                                   ----        ----

Thompson Plumb Growth Fund                        67.13%      79.17%
Thompson Plumb Balance Fund                       83.07%      66.64%
Thompson Plumb Bond Fund                          35.09%      40.67%


                             INVESTMENT RESTRICTIONS

         Each Fund has adopted the following investment restrictions, none of which - except for the matters described in the second sentence of item (5) and in the second sentence of item (7) - may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. A Fund may not:

               (1) Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

               (2) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

               (3) Make loans, except through the purchase of debt obligations in accordance with the Fund's investment objective and policies and through repurchase agreements with banks, brokers, dealers and other financial institutions.

               (4) Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of each Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio


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



instruments is deemed to be disadvantageous or not possible. While a Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of a Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

               (5) Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets, taken at cost at the time of such borrowings. Notwithstanding the prior sentence, each Fund's current intention is not to mortgage, pledge or hypothecate more than 5% of the value of the Fund's net assets.

               (6) Purchase or sell real estate or commodities, except that a Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

               (7) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. Subject to certain exceptions, the 1940 Act prohibits a Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of such investment company and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another investment company.

               (8) Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

               (9) Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an "underwriter" for purposes of such Act).

         In addition to the foregoing restrictions, the Investment Company's Board of Directors has adopted the following restrictions, which may be changed without shareholder approval. A Fund may not:

               (a) Purchase the equity securities of companies which have a record of less than three years continuous operation if any such purchase at the time thereof would cause more than 5% of the value of the total assets of the Fund to be invested in securities of such companies. Such period of three years includes the operation of any predecessor company or companies, partnership or individual enterprise if the company whose securities are proposed as an investment has come into existence as the result of a merger, consolidation,


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



reorganization or the purchase of substantially all of the assets of such predecessor company or companies, partnership or individual enterprise.

               (b) Purchase or retain the securities of an issuer if, to the Fund's knowledge, those officers or directors of the Fund or its investment adviser who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

               (c) Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

               (d) Make short sales of securities.

               (e) Participate on a joint or joint-and-several basis in any securities trading account.

               (f) Invest in puts, calls, straddles or spreads, or combinations thereof.

               (g) Invest more than 10% of its net assets in illiquid securities.

               (h) Invest in oil, gas or other mineral exploration or development programs, but this shall not prohibit a Fund from investing in securities of companies engaged in oil, gas or mineral activities.

               (i) Invest in warrants, valued at the lower of cost or market, in an amount in excess of 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value for purposes of this restriction.

               (j) Buy or sell real estate or invest in the securities of real estate investment trusts or real estate limited partnerships, provided the Funds may invest in the securities of other companies whose business involves the purchase and sale of real estate.

         For purposes of the foregoing limitations - except for the limitation referred to in the fourth sentence of item (4) above - any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

           DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

         Shares of the Funds are offered to the public directly by the Investment Company Fund shares are offered and sold without a sales charge at the net asset value per share next determined after the purchase order has been received by the Fund's transfer agent. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time). Net asset value per share is calculated by adding the total fair market value of all securities and other assets of the particular Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.

         The Funds' net asset value is determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

         Portfolio securities which are traded on an exchange or in the over-the-counter market are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. Securities for which there are no transactions on a given day or securities not traded on an exchange or in the over-the-counter market are valued at the average of the most recent bid and asked prices. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Board of Directors of the Investment Company. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

         Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes and certain preferred stocks in which the Funds may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.


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



         The Funds intend to pay all redemptions in cash. Redemption proceeds ordinarily will be sent within seven days after receipt of the redemption request and all necessary documents. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closing;
(b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.


                                   MANAGEMENT

         The business and affairs of the Funds are managed by the Board of Directors of the Investment Company.

         Information pertaining to the directors and officers of the Investment Company is set forth below. Unless indicated, the address of each director and officer is 1200 John Q. Hammons Drive, Madison, Wisconsin 53717. An asterisk (*) indicates those directors who are "interested persons" of the Investment Company for purposes of the 1940 Act.



                                          POSITION(S) HELD WITH                       PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                   THOMPSON PLUMB FUNDS, INC.                    DURING PAST FIVE YEARS
---------------------                   --------------------------                    -----------------------
George H. Austin, 69*                   Director                             Director of Research and Portfolio
                                                                             Manager of the Advisor since March
                                                                             1994; prior thereto, Director of In-
                                                                             vestments of the Wisconsin Alumni
                                                                             Research Foundation from 1976 to
                                                                             1994.

Mary Ann Deibele, 64                    Director                             Retired since September 1994; prior
20029 Reichardt Road                                                         thereto, Director and member of the
Kiel, Wisconsin 53042                                                        executive committee of Household
                                                                             Utilities, Inc. (a high tech sheet metal
                                                                             fabricating facility).

David B. Duchow, 32                     Assistant Vice President             Portfolio Manager of the Advisor
                                                                             since December 1996; formerly,
                                                                             Associate Portfolio Manager of the
                                                                             Advisor from January 1994 to
                                                                             December 1996; Investment Analyst
                                                                             of the Advisor since September 1992;
                                                                             Marketing Representative for the
                                                                             Prudential Co. from December 1991
                                                                             to September 1992.

                                          POSITION(S) HELD WITH                       PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                   THOMPSON PLUMB FUNDS, INC.                    DURING PAST FIVE YEARS
---------------------                   --------------------------                    -----------------------
John W. Feldt, 57                       Director                             Senior Vice President of Finance of
150 East Gilman Street                                                       the University of Wisconsin
Madison, Wisconsin 53703                                                     Foundation since 1984; prior thereto,
                                                                             Vice President of Finance for the
                                                                             University of Wisconsin Foundation.

Donald A. Nichols, 59                   Director                             Professor of Economics at the
1180 Observatory Drive                                                       University of Wisconsin since 1966;
Madison, Wisconsin 53706                                                     Chairman, Department of Economics
                                                                             from 1983 to 1986 and from 1988 to
                                                                             1990; Director of the Center for Re-
                                                                             search on the Wisconsin economy;
                                                                             Member of the Board of Advisors of
                                                                             the American Players Theatre since
                                                                             1993; Economic Adviser to the
                                                                             Governor of the State of Wisconsin
                                                                             from  1982 through 1986; Consultant
                                                                             to National Economic Research
                                                                             Associates during 1985.

Timothy R. O'Brien, 40                  Assistant Vice President             Portfolio Manager of the Advisor
                                                                             since October 1998; Investment Ana-
                                                                             lyst of the Advisor since October
                                                                             1997; Lieutenant Colonel in the
                                                                             Wisconsin Air National Guard; Ad-
                                                                             junct Professor at Upper Iowa
                                                                             University since 1995.

Thomas G. Plumb, 47*                    President, Treasurer and             Vice President of the Advisor since
                                        Director                             co-founding it in June 1984; for-
                                                                             merly, Vice President of Firstar Bank
                                                                             Madison, N.A., Investment Management
                                                                             Division, from December 1983 to June
                                                                             1984 and various officer and other
                                                                             management responsibilities at Firstar
                                                                             Bank Madison, N.A. from November 1979
                                                                             to December 1983; a Chartered
                                                                             Financial Analyst.

John C. Thompson, 31                    Assistant Vice President             Portfolio Manager of the Advisor
                                                                             since December 1996; Associate
                                                                             Portfolio Manager of the Advisor
                                                                             from January 1994 to December
                                                                             1996; Investment Analyst for the
                                                                             Advisor since March 1993; a Char-
                                                                             tered Financial Analyst.

                                           POSITION(S) HELD WITH                     PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                   THOMPSON PLUMB FUNDS, INC.                   DURING PAST FIVE YEARS
---------------------                   --------------------------                  -----------------------
John W. Thompson, 56*                   Chairman, Secretary and Di-          President of the Advisor since co-
                                        rector                               founding it in June 1984; Treasurer of
                                                                             the Advisor since October 1993;
                                                                             formerly, First Vice President and
                                                                             Division Manager of the Investment
                                                                             Management Division of Firstar Bank
                                                                             Madison, N.A. from September 1979
                                                                             until June 1984; a Chartered Financial
                                                                             Analyst.

         Directors and officers of the Investment Company who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Funds for serving as directors or officers. Those directors who are not so affiliated with the Advisor received $11,000 in fiscal year 1999, as set forth in the table below.

                                                                                                          TOTAL
                               AGGREGATE                                   ESTIMATED                   COMPENSATION
                             COMPENSATION         PENSION OR                 ANNUAL                  FROM INVESTMENT
                            FROM INVESTMENT       RETIREMENT             BENEFITS UPON                 COMPANY AND
DIRECTOR                        COMPANY            BENEFITS                RETIREMENT                  FUND COMPLEX
--------                        -------            --------                ----------                  ------------
Mary Ann Deibele                $11,000              None                     None                       $11,000
John W. Feldt                   $11,000              None                     None                       $11,000
Donald A. Nichols               $11,000              None                     None                       $11,000


         For fiscal year 2000, those directors who are not so affiliated with the Advisor will each receive $11,750.

         As of December 31, 1999, the Investment Company's Directors and officers as a group owned 74,599 shares (3.85% of the outstanding shares) of the Growth Fund, 90,885 shares (2.82% of the outstanding shares) of the Balanced Fund and 24,970 shares (1.15% of the outstanding shares) of the Bond Fund.



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



CODE OF ETHICS

         The Investment Company and the Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interest of their respective directors, officers and employees. Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds. The code permits personnel of the Investment Company and the Advisor to invest in securities including securities that may be purchased or held by the Funds, subject to certain exceptions and pre-clearance procedures.


                   ADVISORY, ADMINISTRATIVE AND OTHER SERVICES

         Thompson, Plumb & Associates, Inc. acts as the investment advisor and administrator for each of the Funds. John W. Thompson and Thomas G. Plumb each own 50% of the outstanding shares of the Advisor. The Advisor manages the investment and reinvestment of the Fund's provides the Funds with personnel, facilities and administrative services, and supervises the Fund's daily affairs, all subject to the supervision of the Board of Directors of the Investment Company. The Advisor formulates and implements a continuous investment program for each Fund consistent with its investment objective, policy and restrictions.

         The administrative obligations of the Advisor include: (a) providing supervision of all aspects of each Fund's non-investment operations, such as custody of the Fund's assets, shareholder servicing and legal and audit services (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to the Funds' agreements with their custodian and shareholder servicing agent), (b) providing each Fund, to the extent not provided pursuant to such agreements or the agreement with the Funds' accounting services agent, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, such as preparing budgets, supplying information for the Prospectus, this Statement of Additional Information and various reports, and handling meetings of shareholders, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation of each Fund's tax returns, reports to shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the SEC and other regulatory authorities, all at the expense of the Fund, (d) providing each Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services in Madison, Wisconsin, and (e) maintaining all of the records of each Fund other than those maintained pursuant to such agreements.

         For the fiscal years ended November 30, 1999, 1998 and 1997, in return for serving as the Funds' investment advisor and administrator, the Advisor earned fees of $709,735, $581,250 and $333,296, respectively, for the Growth Fund; $431,433, $357,956 and $247,662, respectively, for the Balanced Fund; and $173,621, $206,183 and $183,746, respectively, for the Bond Fund.

         The Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. The Advisory Agreement also provides that the Funds will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. The Advisory Agreement further provides that, subject to Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates, except liability to a Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Advisory Agreement between the Advisor and the Funds was approved pursuant to the vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Balanced Fund on March 9, 1988 and of the Bond and Growth Funds on December 22, 1992. The Advisory Agreement will continue from year to year with respect to each Fund provided such continuance is specifically approved at least annually, (a) by the vote of the outstanding shares of the Fund or by the Directors of the Funds, and (b) by the vote of a majority of the Directors of the Funds who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty by the Directors of the Funds or, with respect to any Fund, by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Funds.

ACCOUNTING SERVICES AGENT

         Under its Accounting Services Agreement with the Funds, the Advisor maintains and keeps current certain accounts and financial records of each Fund, prepares the financial statements of each Fund as required by the 1940 Act and calculates the net asset value per share of each Fund on a daily basis.

         For the fiscal years ended November 30, 1999, 1998 and 1997, the Advisor earned fees for the services it provided to, and the expenses it assumed for, the Funds under the Accounting Services Agreement in the amounts of $114,130, $96,358 and $63,099, respectively, for the Growth Fund; $86,029,
$75,141 and $56,797, respectively, for the Balanced Fund; and $53,335, $62,104 and $56,007, respectively, for the Bond Fund.

EXPENSES

         The Funds are responsible for the payment of their own expenses. Such expenses include, without limitation: the fees payable to the Advisor; the fees and expenses of the Funds' custodian and transfer and dividend disbursing agent; the cost of stock certificates; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' existing shareholders and regulatory authorities; compensation and expenses of the Funds' Directors; and extraordinary expenses incurred by the Funds. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

         The Advisor has agreed to reimburse each of the Growth, Balanced and Bond Funds for all expenses such Fund incurs from April 1, 2000 through March 31, 2001 in excess of 1.30%, 1.25% and 0.95%, respectively, of its average daily net assets.

TRANSFER AND DIVIDEND DISBURSING AGENT

         Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, P.O. Box 701, Milwaukee, Wisconsin 53201, is the transfer and dividend disbursing agent for the Funds.

CUSTODIAN

         Firstar Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the custodian of the Funds' portfolio securities and cash.

COUNSEL AND INDEPENDENT ACCOUNTANTS

         Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as general counsel to the Funds.

         PricewaterhouseCoopers LLP, independent accountants, 650 Third Avenue South, Suite 1300, Minneapolis, Minnesota 55402, serves as independent accountants for the Funds.

AUTHORIZED BROKER-DEALERS

         The Funds have authorized one or more broker-dealers to accept purchase and redemption orders on behalf of the Funds. These broker-dealers may designate intermediaries to accept such orders. These authorized broker-dealers may charge customers a fee for their services. The Funds will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary accepts the order. Such customer orders will be priced at the relevant Fund's net asset value per share next determined after the orders are accepted by an authorized broker-dealer or its designated intermediary.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In addition, the Advisor may place orders for portfolio transactions with brokers who recommend the purchase of shares of the Funds to clients if the Advisor believes that such brokers' commissions or dealer spreads, quality of execution and the overall quality of brokerage and research services are comparable to those of other brokers. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

         In selecting brokers to effect portfolio transactions for the Funds, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized data bases and the software for analyzing such data bases, and the availability of the brokerage firm's analysts for consultation. Where computer software serves other functions than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bears such part of the cost itself. While the Advisor believes such information and services have substantial value, the Advisor considers them supplemental to its own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Funds may benefit from services available to the Advisor as a result of transactions for other clients. The Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934. Such section generally permits the Advisor to cause the Funds to pay a broker or dealer, who provides brokerage and research services to the Advisor, an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the Funds and the other accounts as to which the Advisor exercises investment discretion.

         On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor's other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment advisor), the Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund.

         During the fiscal year ended November 30, 1999, the Growth Fund, Balanced Fund and Bond Fund paid brokerage commissions aggregating $151,556, $72,724 and $5,781, respectively, in connection with their portfolio transactions. The entire amount of such commissions was paid to brokers or dealers who provided research services to the Advisor in transactions amounting to $84,137,829, $48,379,942 and $13,523,018, respectively, other than brokerage commissions of $1,695 paid to brokers or dealers by the Growth Fund for executing transactions totaling $971,217.

         During the fiscal years ended November 30, 1998 and 1997, the Funds paid brokerage commissions in connection with their portfolio transactions aggregating $92,684 and $75,213, respectively, for the Growth Fund; $69,684 and $56,729, respectively, for the Balanced Fund; and $2,813 and $7,906, respectively, for the Bond Fund.


                                PERFORMANCE DATA

GENERAL

         From time to time the Funds may advertise yield and total return for various periods of investment. Such information will always include uniform performance calculations based on standardized methods established by the Securities and Exchange Commission, and may also include other total return information. Yield is based on historical earnings and total return is based on historical calculated earnings; neither is intended to indicate future performance. Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities in the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors, in addition to differences in the methods used in calculating performance information, when comparing a particular Fund's performance to the performance data established for alternative investments.

AVERAGE ANNUAL TOTAL RETURN

         For each of the Funds, standardized annual total return is computed by finding the average annual compounded rates of return over the one, five and ten-year periods (or the portion thereof during which the Fund has been in existence) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                P(1 +T)n =ERV

WHERE:

         T        =        average annual total return;
         n        =        number of years and portion of a year;
         ERV      =        ending redeemable value (of the hypothetical $1,000
                           payment) at the end of the 1, 5 and 10-year periods,
                           or fractional portion thereof, after deduction of all
                           non-recurring charges to be deducted, assuming
                           redemption at the end of the period; and
         P        =        $1,000 (the hypothetical initial payment).

         The average annual total returns for the Balanced Fund for the one-year, five-year and ten-year periods ended November 30, 1999, and the average annual total returns for the Bond and Growth Funds for the one-year and five-year periods ended November 30, 1999 and for the period from February 10, 1992 (commencement of operations) through November 30, 1999, are as follows:

                                                                                                         FROM
                                                                                                     COMMENCEMENT
                                                                                                          OF
                                1 YEAR                 5 YEARS                10 YEARS                OPERATIONS
                                ------                 -------                --------                ----------
Growth Fund                     10.06%                  23.97%                    -                     15.06%
Balanced Fund                    9.79%                  17.76%                 12.21%                     --
Bond Fund                       -1.63%                   6.07%                    -                      5.19%

------------------

(1) Without expense reimbursements by the Advisor in 1999, 1994 and 1992, the Growth Fund's average annual return for the one-year and five-year periods ended November 30, 1999 and for the period from commencement of operations through November 30, 1999 would have been 10.01%, 23.96% and 15.01%, respectively.

(2) Without expense reimbursements by the Advisor in 1999, 1998, 1995, 1994, 1993 and 1992, the Bond Fund's average annual return for the one-year and five-year periods ended November 30, 1999 and for the period from commencement of operations through November 30, 1999 would have been -1.79%, 5.99% and 4.83%, respectively.

CURRENT YIELD

         Current yield quotations for the Funds are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield =2[(a-b+1)6-1]
                                 ----
                                  cd


WHERE:

         a     =    dividends and interest earned during the period;
         b     =    expenses accrued for the period (net of reimbursements);
         c     =    the average daily number of shares outstanding during the
                    period that were entitled to receive dividends; and
         d     =    the maximum offering price per share on the last day of the period.

         For purposes of this calculation, income earned on debt obligations is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. Interest earned on mortgage backed securities will be calculated using the coupon rate and principal amount after adjustment for a monthly paydown. Income earned on equity securities is determined by using the stated annual dividend rate applied over the performance period. Because the investment objectives of the Growth and Balanced Funds do not relate solely to current income, these Funds will not typically advertise yield. The yield for the Bond Fund for the 30-day period ended November 30, 1999 was 6.15%. When advertising yield, the Bond Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.

         The performance data for the Funds is based on historical results and is not intended to indicate future performance. Each Fund's total return will vary based on market conditions, Fund expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption.

OTHER PERFORMANCE INFORMATION

         Each Fund may from time to time advertise its comparative performance as measured by various independent sources, including, without limitation, Lipper Inc., Barron's, The Wall Street Journal, The New York Times, U.S.A. Today, Weisenberger Investment Companies Service, Consumer Reports, Time, Newsweek, U.S. News and World Report, Business Week, Financial World, U.S. News and World Reports, Milwaukee Journal Sentinel, Wisconsin State Journal, Forbes, Fortune, Money, Morningstar Publications, Standard & Poors/Lipper Mutual

Fund Profiles and The Individual Investor's Guide to No-Load Mutual Funds. A Fund may also note its mention in, or inclusion in lists or rankings prepared or published by, such independent sources and other newspapers, magazines and media from time to time. However, the investment company assumes no responsibility for the accuracy of such information. In addition, each Fund may from time to time advertise its performance relative to certain other mutual funds or groups of funds, indices and benchmark investments, including, without limitation, the Value Line Index, Lipper Capital Appreciation Fund Average, Lipper Growth Funds Average, Lipper General Equity Funds Average, Lipper Equity Funds Average, Morningstar Growth Average, Morningstar Equity Fund Average, Morningstar Hybrid Average, Morningstar All Equity Funds Average, Lipper Balanced Funds Index, Lipper Balanced Funds Average, Morningstar General Equity Average, Dow Jones Industrial Average, New York Stock Exchange Composite Index, American Stock Exchange Composite Index, Standard & Poor's 500 Stock Index, Russell 2000 Small Stock Index, Russell Mid-Cap Stock Index, Russell 2500 Index, Standard & Poor's 400 Industrials, Standard & Poor's 100, Wilshire 5000, Wilshire 4500, Wilshire 4000, Lehman Brothers Intermediate Corporate/Government Bond Index, Nasdaq Industrials, Nasdaq-OTC Price Index and Consumer Price Index.

         Each Fund may advertise its rankings as published by Lipper in its categories or sub-categories, as well as its rating by Morningstar, Inc. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and Morningstar. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk (which is a function of the Fund's monthly returns less the three-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, then next 35% labeled three star, the next 22.5% labeled two star and bottom 10% rated one star. A high rating reflects either above-average returns or below-average risks, or both.


                                      TAXES

         Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"), and to take all other action required so that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Code, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

         The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from a Fund may be reduced below 70% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

         Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

         All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the same Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

         Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Funds or their shareholders. Dividends declared in October, November or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

         Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 31% backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if a Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.

         The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

                       CAPITAL STOCK AND OTHER SECURITIES

GENERAL

         The authorized capital stock of the Investment Company consists of 100 million shares of Common Stock, $.001 par value per share. The shares of Common Stock are presented divided into three series: the Balanced Fund, Bond Fund and Growth Fund. Each such series consists of 10 million shares of Common Stock. The Board of Directors may authorize the issuance of additional series of Common Stock (funds) and may increase or decrease the number of shares in each series.

         Each share of Common Stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable, except that shareholders are subject to personal liability under
Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees of the Funds for services performed, but not exceeding six months' service in any one case. The Funds currently have no employees and do not intend to have employees in the future. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. Shares of Common Stock have no preemptive, subscription, conversion or accumulative voting rights and are freely transferrable. Shares of Common Stock can be issued as full shares or fractions of shares. If a fraction of share has the same kind of rights and privileges as a full share.

         Shareholders have the right to vote on the election of the directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Investment Company's Articles of Incorporation or Bylaws. Shareholders of each Fund vote together to elect a single Board of Directors of the Investment Company and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all Funds, but affecting individual Funds differently (such as a new Advisory Agreement), separate votes by shareholders of each Fund are required. The Investment Company's Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds' outstanding shares must be called) for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SHARES

         The following table sets forth the names, addresses and percentage ownership of each person who owns of record or is known to management to own beneficially 5% or more of a Fund's outstanding shares as of December 31, 1999. Other than those named below, no person controls any Fund.


RECORD OR BENEFICIAL OWNER                                           PERCENTAGE OWNERSHIP
GROWTH FUND:
         Old Kent Bank (record)                                            12.04%
         4420 44th Street, Suite A
         Grand Rapids, MI  49512-4011

         IFTC (record)                                                      9.70%
         801 Pennsylvania Avenue
         Kansas City, MO  64105-1307

BALANCED FUND:
         IFTC (record)                                                      9.99%
         801 Pennsylvania Avenue
         Kansas City, MO  64105-1307

         MUGGS & CO. (record)                                               5.56%
         c/o Firstar Trust Company
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         Medical X-Ray Consultants Profit Sharing Plan (bene-               5.33%
         ficial)
         c/o Firstar Trust Company
         P.O. Box 1787
         Milwaukee, WI  53201-1787

BOND FUND:
         CAPINCO (record)                                                  30.50%
         c/o Firstar Trust Company
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         Old Kent Bank (record)                                            23.53%
         4420 44th Street, Suite A
         Grand Rapids, MI  49512-4011


RECORD OR BENEFICIAL OWNER                                             PERCENTAGE OWNERSHIP
--------------------------                                             --------------------
         UW Platteville Foundation (beneficial)                              11.78%
         c/o Firstar Trust Company
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         Owens Ayres Profit Sharing Plan (beneficial)                        11.55%
         c/o Firstar Trust Company
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         UW Eau Claire Foundation (beneficial)                                7.22%
         c/o Old Kent Bank
         4420 44th Street, Suite A
         Grand Rapids, MI  49512-4011

         Wisconsin Auto & Truck Dealers Association (benefi-                  5.26%
         cial)
         150 East Gilman Street
         Madison, WI 53703-1441

                              FINANCIAL STATEMENTS

         The financial statements and related report of PricewaterhouseCoopers LLP, independent accountants, contained in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 are incorporated by reference herein. A copy of the Annual Report to Shareholders may be obtained without charge by writing to Thompson, Plumb & Associates, Inc., 1200 John Q. Hammons Drive, Madison, Wisconsin 53717 or by calling Thompson, Plumb & Associates, Inc. at
(608) 831-1300 or 1-800-999-0887.